Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3629%



        Excess Protection Level
          3 Month Average   7.46%
            March, 2001   8.06%
            February, 2001   7.43%
            January, 2001   6.89%


        Cash Yield                                  20.67%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.77%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $56,622,749,044.91


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,172,058,483.42